SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Board of Governors Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 240.14a-12

                              PACIFIC STATE BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the the filing fee is calculated and state how it was determined):
          ______________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:
          ______________________________________________________________________
     (5)  Total fee paid:
          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_______________________________________________
     (2)  Form, Schedule or Registration Statement No.:_________________________
     (3)  Filing Party:_________________________________________________________
     (4)  Date Filed:___________________________________________________________

                              PACIFIC STATE BANCORP

                              PACIFIC STATE BANCORP
                               1889 W. March Lane
                           Stockton, California 95207

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

         NOTICE IS HEREBY GIVEN TO SHAREHOLDERS that the 2004 Annual Meeting of Shareholders of Pacific State Bancorp ("Bancorp") will be held Thursday, May 13, 2003, at the main office of Pacific State Bank, 6 South El Dorado, Stockton, California, at 4:30 p.m. for the following purposes:

         1. To elect ten (10) directors of Bancorp for the ensuing year. See "PROPOSAL ONE: ELECTION OF DIRECTORS."

         2. To vote whether to approve the Pacific State Bancorp 1997 Stock Option Plan. See "PROPOSAL TWO: APPROVAL OF THE 1997 STOCK OPTION PLAN."

         3. To vote whether to increase the number of shares reserved and available for issuance under the Pacific State Bancorp 1997 Stock Option Plan. See "PROPOSAL THREE: APPROVAL OF INCREASE OF SHARES RESERVED FOR
1997 STOCK OPTION PLAN."

         4. To transact any other business which may properly come before the Annual Meeting and any postponement or adjournment thereof.

         Section 16 of the By-Laws of Bancorp provides for the nomination of Directors in the following manner:

         "Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of stockholders called for the election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of these By-Laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee."

         Only those shareholders of record at the close of business on March 17, 2003, will be entitled to notice of and to vote at the Annual Meeting.

Dated: April 5, 2004                          By Order of the Board of Directors

                                              /s/ Steven J. Kikuchi
                                              ----------------------------------
                                              Steven J. Kikuchi, Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

                                                       Mailed to shareholders on
                                                          or about April 5, 2004

                              PACIFIC STATE BANCORP
                                 PROXY STATEMENT

                               1889 W. March Lane
                           Stockton, California 95207
                            Telephone (209) 870-3200


                     INFORMATION CONCERNING THE SOLICITATION

         This Proxy Statement is furnished to solicit proxies for use at the 2004 Annual Meeting of Shareholders (the "Meeting") of Pacific State Bancorp ("Bancorp"), to be held Thursday, May 13, 2004, at 4:30 p.m. at 6 South El Dorado, Stockton, California, and at any and all adjournments thereof.

Revocability of Proxies

         A form of proxy for voting your shares at the Meeting is enclosed. If you execute and deliver this proxy, you will still have the right to and may revoke it at any time before it is exercised by filing with the Secretary of Bancorp a written revocation or a duly executed proxy bearing a later date. In addition, you may revoke your proxy by attending the Meeting and voting in person.

         Subject to your revocation, all shares represented by your properly executed proxy received in time for the Meeting will be voted by the proxy holders in accordance with your instructions specified on the proxy. UNLESS YOU OTHERWISE DIRECT IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

Persons Making the Solicitation

         The Board of Directors of Bancorp is making this solicitation. All associated expenses will be borne by Bancorp. Proxies will be solicited principally by mail, but officers, directors, and employees of Bancorp may solicit proxies personally or by telephone, without receiving special compensation for such activities. Bancorp will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Bancorp is held of record by such entities. In addition, Bancorp may employ others to solicit proxies if management deems it advisable.

Voting Securities

         Bancorp is authorized to issue 24,000,000 shares of Common Stock, no par value, of which 1,700,301 shares were issued and outstanding as of March 15, 2004 (the "Record Date"). All common shares are voting shares, but only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting and at any and all postponements or adjournments of it. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Meeting will constitute a quorum for the purpose of transacting business.

         Each common share is entitled to one vote at the Meeting, except in the election of directors, in which case California law permits a shareholder or the shareholder's proxy holder to cumulate votes. Cumulation of votes means that each shareholder has a number of votes equal to the number of shares owned by the shareholder, multiplied by the number of directors to be elected, and that a shareholder may cumulate such votes for a single candidate or distribute them among as many candidates as the shareholder deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been placed in nomination prior to the voting, and only if the shareholder (or another shareholder) has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate votes. Prior to voting, an opportunity will be given for shareholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given discretionary authority to cumulate votes represented by shares for which they are named in the proxy.

         In an election of directors, California law provides that the nominees receiving the highest number of affirmative votes of the shares entitled to vote for them, up to the number of directors to be elected by such shares, are elected; votes against the director and votes withheld have no effect.

                             PRINCIPAL SHAREHOLDERS

         Except as listed in the table below. management of Bancorp does not know of any person who owned, as of the Record Date, beneficially or of record, either individually or together with associates, five percent (5%) or more of the outstanding shares of the Common Stock of Bancorp.

====================================================================================================================
                                           Amount and Nature of Beneficial
          Name and Address                         Ownership(1)                     Percentage of Ownership
====================================================================================================================
Maxwell M. Freeman
1818 Grand Canal Boulevard                             76,500                                 9.36%
Stockton, CA 95207
--------------------------------------------------------------------------------------------------------------------
Hot Creek Capital, L.L.C.
Common Stock                                           72,398                                 8.86%
72,398/9.5%
144 Summit Ridge Way
Gardnerville, Nevada 89410-3178
--------------------------------------------------------------------------------------------------------------------
Harold Hand, M.D.                                   65,932 (906)                              8.07%
36 W. Yokuts, Suite 2
Stockton, CA 95207
--------------------------------------------------------------------------------------------------------------------
Steven A. Rosso
1889 W. March Lane                                50,011 (20,910)                             6.12%
Stockton, CA 95207
====================================================================================================================

(1) The first number in this column indicates the total number of shares beneficially owned, including (if specified by the number in parenthesis) the numbers of shares which could be acquired by options exercisable within 60 days of the Record Date.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

         The Bylaws of Bancorp fix the number of directors of Bancorp within the range of nine and seventeen; the exact number is set at ten (10) until changed by resolution of the Board of Directors or Bylaw amendment duly adopted by Bancorp's shareholders or the Board of Directors.

Information Concerning Directors

         The table below provides information concerning the nominees of the Board of Directors for election as directors of Bancorp. The persons named are all current members of the Board of Directors, and will be nominated for election as directors at the Meeting, to serve until the 2004 annual meeting of shareholders and until their successors are elected and have qualified.

         Unless otherwise directed, the proxy holders will cast votes so as to effect, if possible, the election of the ten nominees. The ten nominees receiving the most votes will be elected. If any nominee is unable to serve as a director, the proxy will be voted to elect a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected. Additional nominations may only be made by complying with the nomination procedures that are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

====================================================================================================================
                                                    Director
                Name                        Age       Since                   Principal Occupation
====================================================================================================================
Michael L. Dalton, C.P.A.                   56        1987       Certified Public Accountant, Certified Financial
                                                                 Planner and Registered Investment Adviser.
--------------------------------------------------------------------------------------------------------------------
Maxwell M. Freeman                          65        2000       Attorney - Freeman, D'Aiuto, Pierce & Gurev,
                                                                 Stockton, California
====================================================================================================================

====================================================================================================================
                                                    Director
                Name                        Age       Since                   Principal Occupation
====================================================================================================================
Harold Hand, M.D.                           65        1987       Physician practicing ophthalmology. Owner and
                                                                 operator of the Advanced Vision Institute, Inc.
                                                                 Staff member of Dameron Hospital and St. Joseph's
                                                                 Hospital of Stockton.
--------------------------------------------------------------------------------------------------------------------
Patricia A. Hatton, M.D                     53        1988       Physician practicing obstetrics and gynecology.
--------------------------------------------------------------------------------------------------------------------
Steven J. Kikuchi                           45        1987       Registered landscape architect, contractor and
                                                                 certified nurseryman.
--------------------------------------------------------------------------------------------------------------------
Yoshikazu Mataga                            60        1987       Owner and operator of Tracy Pontiac-Cadillac and
                                                                 GMC Truck and Stockton Cadillac-Oldsmobile and
                                                                 GMC dealerships.
--------------------------------------------------------------------------------------------------------------------
Steven A. Rosso                             48        1990       President and Chief Executive Officer of Bancorp.
--------------------------------------------------------------------------------------------------------------------
Gary A. Stewart                             53        1998       Executive Vice President and Chief Credit Officer
                                                                 of Bancorp
--------------------------------------------------------------------------------------------------------------------
Kathleen M. Verner                          60        1988       Co-owner and Vice President of Verner
                                                                 Construction Company (residential and commercial
                                                                 development firm).
--------------------------------------------------------------------------------------------------------------------
Philip B. Wallace                           85        1987       Chairman of Western Empire Management Company.
====================================================================================================================

Stock Ownership of Management

         The following table lists, as of the Record Date, the number and percentage of shares of Common Stock beneficially owned by each nominee and by the directors and principal officers of Bancorp as a group. The table does not include 22,501 shares held beneficially by Bancorp officers as administrators of the Pacific State Bank Retirement 401(k) Plan.

=================================================================================================================
                                                                                                      Class
        Beneficial Owner                   Amount and Nature of Beneficial Ownership(1)             Percent of
=================================================================================================================
Michael L. Dalton                              23,911 (4,889)                       480               2.93%
----------------------------------------------------------------------------------------------------------------
Maxwell M. Freeman                                 76500                                              9.36%
----------------------------------------------------------------------------------------------------------------
Harold Hand, M.D.                               65,932 (906)                       4,920              8.07%
----------------------------------------------------------------------------------------------------------------
Patricia A. Hatton, M.D.                           33,380                          7,154              4.09%
----------------------------------------------------------------------------------------------------------------
Steven J. Kikuchi                                  19,719                            -                2.41%
----------------------------------------------------------------------------------------------------------------
Yoshikazu Mataga                                   24,317                            -                2.98%
----------------------------------------------------------------------------------------------------------------

=================================================================================================================
                                                                                                      Class
        Beneficial Owner                   Amount and Nature of Beneficial Ownership(1)             Percent of
=================================================================================================================
Steven A. Rosso                               50,011 (20,910)                      1,302              6.12%
----------------------------------------------------------------------------------------------------------------
Gary A. Stewart                                14,006 (8,100)                        -                1.71%
----------------------------------------------------------------------------------------------------------------
Kathleen M. Verner                                 34,510                            -                4.22%
----------------------------------------------------------------------------------------------------------------
Philip B. Wallace                                  38,868                            -                4.76%
----------------------------------------------------------------------------------------------------------------
All directors, nominees and
principal officers as a group                 384,475 (36,305)                     13,856             47.06%
(11 in all) (2)
=================================================================================================================

(1) The first number in the first subcolumn indicates the total number of shares beneficially owned, including (as specified by the number in the parenthesis) the number of shares that could be acquired pursuant to stock options exercisable within 60 days of the Record Date. Numbers in the second subcolumn indicate the number of shares (out of the total number of shares beneficially owned) as to which the person or group shares voting and/or investment power. (2) Principal officers included are the President and Chief Executive Officer, Executive Vice President and Chief Credit Officer, and Executive Vice President, Chief Operating Officer and Chief Financial Officer.

Options Outstanding and Available for Issuance at Year-End

         The following table provides information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance. The plans included are the Company's 1987 and 1997 Stock Option Plans.

-------------------------------------------------------------------------------------------------------------------
       Plan category           Number of securities to     Weighted-average       Number of securities remaining
                               be issued upon exercise    exercise price of     available for future issuance under
                               of outstanding options,       outstanding       equity compensation plans (excluding
                                 warrants and rights      options, warrants     securities reflected in column (a))
                                                             and rights
                                         (a)                     (b)                            (c)
-------------------------------------------------------------------------------------------------------------------
 Equity compensation plans             91,075                   $9.66                         41,509
approved by security holders
-------------------------------------------------------------------------------------------------------------------
 Equity compensation plans
  not approved by security
          holders                        NA                       NA                            NA
-------------------------------------------------------------------------------------------------------------------
           Total                       91,075                   $9.66                         41,509
-------------------------------------------------------------------------------------------------------------------

The Board of Directors and Committees

         Bancorp's Board of Directors held 14 meetings during 2002. In addition to meeting as a group to review Bancorp's business, members of the board of directors served on certain standing committees. During 2002, no nominee for director of Bancorp attended less than 75% of the aggregate of the number of meetings held by the board of directors and of all committee meetings on which he or she served.

         The Nominating Committee held one meeting during 2002. The Committee consists of the entire Board of Directors. The Nominating Committee is responsible for nominating persons to be directors of Bancorp.

         The Personnel Committee held 3 meetings during 2002. Its members include Dr. Harold Hand, Michael L. Dalton, Steven Kikuchi, Steven A. Rosso and Kathleen M. Verner. The Personnel Committee is responsible for determining and/or recommending to the Board the compensation of officers of Bancorp.


                             AUDIT COMMITTEE REPORT

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF BANCORP'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

         The Audit Committee held 4 meetings during 2002. The Audit Committee consists of the following members of Bancorp's Board of Directors: Michael A. Dalton, Chairman, Dr. Harold Hand, Steven Kikuchi and Yoshikazu Mataga. Each of the members of the Committee is independent as defined under the National Association of Securities Dealers' listing standards, and each member of the committee is free of any relationship that, in the opinion of the Board of Directors, would interfere with his individual exercise of independent judgment. The Board has not adopted a written charter to govern the Committee's operations.

         The Committee's responsibilities include providing advice with respect to Bancorp's financial matters and assisting the Board of Directors in discharging its responsibilities regarding corporate accounting. The Committee's primary responsibilities are to: (1) serve as an independent and objective party to monitor Bancorp's financial reporting process and internal control system;
(2) review and evaluate the audit efforts of Bancorp's independent accountants and internal auditor; (3) evaluate Bancorp's quarterly financial performance as well as its compliance with laws and regulations; (4) oversee management's establishment and enforcement of financial policies and business practices; and
(5) facilitate communication among the independent accountants, financial and senior management, counsel, the internal auditor and the Board of Directors.

         The Committee has reviewed and discussed the audited financial statements of Bancorp for the fiscal year ended December 31, 2002 with Bancorp's management. The Committee has discussed with Perry-Smith LLP, Bancorp's independent public accountants ("Perry-Smith"), the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Committee has also received the written disclosures and the letter from Perry-Smith required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Committee has discussed the independence of Perry-Smith with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that Bancorp's audited financial statements be included in Bancorp's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

            The aggregate fees billed by Perry-Smith for professional services rendered for the audit of Bancorp's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in Bancorp's Quarterly Reports on Form 10-Q for that fiscal year were $72,500

            Perry-Smith did not render any professional services for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002. The aggregate fees billed by Perry-Smith for services rendered to Bancorp, other than the audit services described above, for the fiscal year ended December 31, 2002 were $31,500. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Submitted by:

Michael A. Dalton, Chairman
Dr. Harold Hand
Steven Kikuchi
Yoshikazu Mataga

                      COMPENSATION AND CERTAIN TRANSACTIONS

Summary Compensation Table

         The following table lists the compensation of executive officers of Bancorp who received, during any of the periods indicated, annual salary and bonus exceeding $100,000.

================================================================================================================
                            Annual Compensation
                            -------------------                                Other Annual       All Other
                             Year       Salary             Bonus               Compensation      Compensation(2)
                            ------      ------             -----               ------------      ---------------

Steven A. Rosso              2002      $162,203           $  9,333                 (1)               $ 8,343
                             2001      $142,667           $ 16,000                 (1)               $ 9,439
                             2000      $135,462           $  8,000                 (1)               $ 4,166

================================================================================================================

================================================================================================================
                            Annual Compensation
                            -------------------                                Other Annual       All Other
                             Year       Salary             Bonus               Compensation      Compensation(2)
                            ------      ------             -----               ------------      ---------------

Gary A. Stewart              2002      $114,179           $  9,333                 (1)               $ 5,747
                             2001      $106,527           $ 10,000                 (1)               $ 7,333
                             2000      $ 96,895           $  5,000                 (1)               $ 5,917
================================================================================================================

================================================================================================================
                            Annual Compensation
                            -------------------                                Other Annual       All Other
                             Year       Salary             Bonus               Compensation      Compensation(2)
                            ------      ------             -----               ------------      ---------------

Carmela D. Johnson(3)       2002       $109,296           $  9,333                 (1)               $ 6,810
                            2001       $109,441           $ 10,000                 (1)               $ 7,200
                            2000       $ 72,913           $   -0-                  (1)               $ 3,300
================================================================================================================

(1) Includes calculated value of personal use of bank automobile and personal benefit derived from club memberships. The total dollar value of such benefits to Mr. Rosso did not exceed ten percent of the reported annual salary in any one year.

(2)  Includes matching contributions to Bancorp's Retirement Plan.

(3) CARMELA JOHNSON JOINED PACIFIC STATE BANK ON MARCH 15, 2000 AND RESIGNED HER POSITIONS WITH THE BANK AND THE COMPANY ON MARCH 19, 2003.

         Mr. Rosso currently serves under an employment agreement dated October 26, 1999, at an annual salary of $129,000 (plus a minimum of $5,000 which must be deferred), for a term extending through September 1, 2005. The agreement also provides for five weeks annual vacation (non-use of which may not be carried over), use of a Bank automobile, and payment by Bancorp of various service and social club memberships. Mr. Rosso's employment may be terminated at will by Bancorp, in which case he is entitled to severance pay equal to one year's annual salary, continuation of all health and welfare benefits for a period of one year following termination, and distribution of all deferred salary items within six months of termination. The agreement provides for payments in the event of disability and for the payment of incentive compensation as determined in the discretion of the Board of Directors. In the event of a change of control of Bancorp in which Bancorp is not the surviving corporation, and provided Mr. Rosso does not assume the post of president and chief executive office of the new or reorganized entity, the employment agreement terminates, Mr. Rosso's outstanding options to purchase shares of common stock of Bancorp become fully exercisable, and Mr. Rosso is entitled to be paid one year's salary upon the closing of the sale or transfer of control of Bancorp. Also in the event of a sale of control of Bancorp, Bancorp is required by the agreement to create a pool equal to five percent of the total sale price of Bancorp in excess of book value and consisting of cash or stock of the acquiring entity, to be distributed among Bancorp's senior management with not less than 60% of the pool to be distributed to Mr. Rosso. Disputes under the agreement are required to be arbitrated under the California Arbitration Act, with the cost of arbitration to be apportioned as the arbitrators shall decide.

Stock Option Plans

         AS OF DECEMBER 31,2002, OPTIONS FOR A TOTAL OF 91,075 SHARES GRANTED TO EMPLOYEES, OFFICERS AND DIRECTORS OF BANCORP WERE OUTSTANDING UNDER THE BANCORP'S 1987 AND 1997 STOCK OPTION PLANS. AS OF MARCH 31, 2003, OPTIONS INCLUDED IN THIS TOTAL HAD BEEN EXERCISED FOR 21,436 SHARES.

         The 1987 Plan was terminated in 1997. Currently the 1997 Plan permits the granting of options for a total number of 219,390 shares (less options which have been exercised since the 1997 Plan became effective). THE NUMBER OF SHARES CURRENTLY RESERVED FOR ISSUANCE OF ADDITIONAL OPTIONS UNDER THE 1997 PLAN IS _______.. SHAREHOLDER APPROVAL OF ADDITIONS TO THE 1997 STOCK OPTION PLAN IS BEING SOLICITED WITH THE PROXY STATEMENT. SEE: PROPOSAL TO APPROVE THE 1997 STOCK OPTION PLAN. Please see the tables below for information concerning options held as of December 31, 2002, or exercised during 2002 by the executive officers named in the Summary Compensation Table above and for options granted to these officers during 2002.

Option Exercises and Year-End Values for 2002

         The following table sets forth, with respect to the executive officers named in the Summary Compensation Table above, the estimated value of options exercised during 2002, and the estimated 2002 year-end value of all unexercised in-the-money options held by such executive officers.

=================================================================================================================
                                                             Number of                         Value of
                           Shares                       Securities Underlying                 Unexercised
                          Acquired                          Unexercised                       In-the-Money
                             on          Value            Options (FY-End)                  Options (FY-End)
Name                      Exercise     Realized(1)   (Exercisable/Unexercisable)      (Exercisable/Unexercisable)
=================================================================================================================
Steven A. Rosso              -0-           NA                20,910/ -0-                       $249,753

Gary A. Stewart            5,000        $45,300              8,100/ 2,400                   $62,785/$7,240

Carmela D. Johnson         2,500        $24,900              1,500/ 6,000                   $9,100/$34,000
=================================================================================================================

(1) Represents the difference between the market value and the exercise price of the shares acquired by exercise.

Option Grants in Last Fiscal Year

==============================================================================================================
                                        % of Total                                       Potential Realizable
                          Number of      Options                                           Value at Assumed
                         Securities     Granted to      Exercise                         Annual Rates of Stock
                         Underlying     Employees        Price                          Price Appreciation for
                           Options      in Fiscal         Per         Expiration              Option Term
Name                       Granted         Year          Share)          Date             5%              10%
==============================================================================================================
Steven A. Rosso              -0-            NA             NA             NA              NA              NA

Gary A. Stewart             2,500          11%           $14.90        03/01/12

Carmela D. Johnson          2,500          11%           $14.90        03/01/12
==============================================================================================================

Retirement Plan

         The Pacific State Bank Retirement 401(k) Plan (the "Retirement Plan") is a qualified plan under the Internal Revenue Code which provides profit-sharing benefits to eligible Bank employees at least 21 years of age with not less than one year of service. Participating employees may elect to defer up to 15% of salary each pay period as a contribution to the Retirement Plan, and may make voluntary non-deductible contributions in amounts not to exceed 10% of the employee's aggregate compensation since the employee's date of entry into the Retirement Plan. Federal law limits the amounts which can be contributed annually by individual participants; the Bank is required by the Retirement Plan to make matching contributions equal to one-half of employee deferrals up to the first 6% of such deferrals, and in addition may declare year-end bonus and certain other discretionary contributions to all eligible participants. During 2002, the Bank's contributions to the Retirement Plan totaled approximately $42,000. Bank contributions pursuant to the Retirement Plan in 2002 for the benefit of the named individual executive officers of Bancorp are included in the Summary Compensation Table above.

Director Compensation

         Members of the Board of Directors of Bancorp accrued attendance fees of $650 per Board meeting and $250 per committee meeting attended during 2002. A total of $126,500 in directors' fees was paid during 2002. Bancorp's current practice is to pay directors' fees during the quarter following the quarter for which they are accrued.

Transactions with Management

         Some of the directors and officers of Bancorp and the companies with which those directors and officers are associated are customers of, and have had banking transactions with, Bancorp in the ordinary course of Bancorp's business, and Bancorp expects to have banking transactions with such persons in the future. In the opinion of Bancorp's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires Bancorp's directors, executive officers and ten percent or more shareholders of Bancorp's equity securities, to file with the Securities and Exchange Commission ("SEC") reports of ownership and reports of changes of ownership of Bancorp's equity securities. Officers, directors and ten percent or more shareholders are required by regulation to furnish Bancorp with copies of all Section 16(a) forms they file. To Bancorp's knowledge, based solely on review of the copies of such reports furnished to Bancorp and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to Bancorp's directors, executive officers, and beneficial owners of 10% or more of Bancorp's equity securities appear to have been met.

                PROPOSAL TWO: APPROVAL OF 1997 STOCK OPTION PLAN

General

         Shareholders are being asked to approve the Pacific State Bancorp 1997 Stock Option Plan (the "1997 Plan"). Originally adopted by the Bank's Board of Directors on March 20, 1997, and approved by the shareholders of the Bank at its

1997 annual meeting, the 1997 Plan was amended by the Board of Directors following the 2002 reorganization of the Bank to be a subsidiary of Bancorp, in order to comply with applicable regulations of the California Department of Corporations (the "DOC"). In issuing its permit to allow Bancorp to grant options to purchase its common stock under the 1997 Plan, the DOC required that the amended 1997 Plan be approved by the shareholders of Bancorp.

         The terms and provisions of the amended 1997 Plan are summarized below. This summary is qualified in its entirety by reference to the copy of the 1997 Plan which is attached as Appendix A to this Proxy Statement and is incorporated here by reference. Please note that there is a separate proposal to increase the number of shares reserved for issuance under the 1997 Plan. See PROPOSAL THREE:
APPROVAL OF INCREASE OF SHARES RESERVED FOR 1997 STOCK OPTION PLAN.

Summary of the 1997 Plan

         Purpose. The purpose of 1997 Plan is to offer selected employees, directors and consultants of Bancorp or the Bank an opportunity to acquire a proprietary interest in the success of Bancorp, or to increase such interest, by purchasing shares of Bancorp's common stock.

         The options granted under the 1997 Plan, at the discretion of the Board, may be either incentive stock options ("ISOs") or non-statutory stock options ("NSOs").

         Administration. The Board of Directors of Bancorp administers the 1997 Plan, and has authority to delegate administration to one or more committees (the "Committee") whose composition is governed by regulations of the SEC. In the discussion which follows, the term "Committee" may refer to the full Board of Directors or to any Committee appointed by it:

    o With respect to employees of Bancorp or the Bank considered to be "insiders" subject to the restrictions imposed by section 16 of the Securities Exchange Act (the "Exchange Act"), the 1997 Plan may be administered by a Committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" under SEC regulation.

    o With respect to the Chief Executive Officer of Bancorp or any other employee who is among the four highest compensated employees of Bancorp or the Bank, the 1997 Plan may be administered by a Committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service.

    o With respect to all other employees of Bancorp or the Bank, the 1997 Plan may be administered by a Committee consisting of one or more members of the Board of Directors who do not qualify as "outside" or "nonemployee" directors. Bancorp's shareholders elect all members of the Board of Directors annually. The members of any Committee appointed by the Board of Directors serve at the pleasure of the Board or until they resign.

         Shares Reserved. There currently are outstanding under the 1997 plan options to purchase an aggregate of 56,600 shares of bancorp's common stock at prices ranging between $8.88 And $15.00 Per share. These options expire between the years 2007 and 2012. In addition, there are shares of common stock reserved for the future granting of options authorized under the 1997 plan to acquire 41,509 shares.

         The total number of shares issuable upon exercise of all outstanding options under the 1997 Plan and the total number of share s provided for under all stock bonus or similar plans or agreements of Bancorp may not at any time exceed 30% of the number which is equal to the number of outstanding shares of Bancorp. Within this limitation, Bancorp is required at all times to reserve and keep available sufficient shares to satisfy 1997 Plan requirements. In a separate proposal set forth below in this Proxy Statement, it is proposed that additional shares be reserved under the 1997 Plan in order to provide for the maximum number of shares permitted under the DOC regulation. See PROPOSAL THREE:
APPROVAL OF INCREASE OF SHARES RESERVED FOR 1997 STOCK OPTION PLAN.

         Eligibility. Only the following persons are eligible to be granted options under the 1997 Plan:

    o    Full-time, salaried employees of Bancorp or the Bank.

    o    Members of the Board of Directors of Bancorp or the Bank.

    o Independent contractors who perform services for Bancorp or the Bank and who are not members of the Board of Directors of Bancorp or the Bank.

         In addition, only "common-law" employees are eligible for the grant of ISOs. In general, any person regularly employed by Bancorp or the Bank is its "common-law" employee. As of the date of this Proxy Statement, there are approximately 23 persons who are officers or employees of Bancorp or the Bank and ten directors who are eligible to receive option grants under the 1997 Plan. No options have been granted to consultants.

         Terms and Conditions of Options. Under the 1997 Plan, the Board selects the individuals to whom options will be granted, the type of option to be granted, the exercise price of each option, the number of shares covered by such option and the other terms and conditions of each option which are subject to the Board's discretion. The selected eligible individuals are able to receive ISOs or NSOs; provided, however, that the aggregate fair market value (determined at the time an ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all ISO plans of Bancorp) may not exceed one hundred thousand dollars ($100,000). If any ISO granted exceeds this maximum, the ISO is considered to be an NSO and not to qualify for treatment as an ISO under section 422 of the Internal Revenue Code ("IRC") to the extent, but only to the extent, of such excess.

         Options are also subject to the following additional terms and conditions:

         Duration

    o    Options have a maximum term of ten (10) years.

    o If an optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of Bancorp, ISOs granted to that person have a maximum term of five (5) years or less. For purposes of determining the percentage of ownership:

    o An optionee is deemed to own Bancorp stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants.

    o Bancorp stock owned by or for a corporation, partnership, estate or trust in which an optionee holds an interest is deemed to be owned proportionately by or for stockholders, partners or beneficiaries of the entity.

    o    Bancorp stock reserved for unexercised options is not counted.

         Vesting

    o All options under the 1997 Plan are subject to a minimum vesting requirement of at least 20% per year over the period of five years from the date the option is granted, subject to the optionee's continued employment or compliance with other applicable requirements.

    o Each option agreement must provide for immediate exercisability of the entire option in the event of a "change in control" of Bancorp as defined below, and (in the event that an optionee's service as an employee, director or non-director consultant terminates) that the option will be exercisable only to the extent it was vested as of the date of such termination, unless otherwise specified in the option agreement.

    o For purposes of the above provisions, a "change in control" will mean that either:

         o The composition of the Board changes, so that fewer than one-half of the current directors (1) have been directors for the previous 24 months, or (2) were elected or nominated to the Board with the affirmative votes of at least a majority of directors who have been directors for the previous 24 months and were in office at the time of the election or nomination; or

         o Any person or entity is or becomes the beneficial owner of share representing 50 percent or more of the combined voting power of Bancorp.

         Exercise Price

    o The exercise price of options ordinarily may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. o Exceptions to this requirement include:

         o    Substitute Options as described below; and

         o Options granted to any person who, at the time of the granting of the option, owns stock possessing more than ten percent (10%) of the total combined voting power of Bancorp, which may not be granted at less than one hundred ten percent (110%) of fair market value.

         Substitute Options

         If Bancorp succeeds to the business of another corporation through merger, consolidation, or the acquisition of stock or assets, Substitute Options may be granted under the 1997 Plan in place of options previously granted by the other corporation which are outstanding at the date of the succession.

         The Committee has authority to determine the extent to which Substitute Options will be granted, the persons to receive Substitute Options, the number of shares to be subject to Substitute Options, and the terms and conditions of Substitute Options. To the extent consistent with the 1997Plan, these terms and conditions are required to be substantially equivalent to the terms and conditions of the options surrendered in exchange for Substitute Options. However, the exercise price of Substitute Options may be determined without regard to the 1997 Plan's requirement that the exercise price of options be not less than fair market value, so long as, in the Committee's sole and absolute judgment, the economic benefit provided by each Substitute Option is not greater than the economic benefit represented by the surrendered option as of the date the Substitute Option is granted.

         Payment for Shares

         The exercise price of shares issued under the 1997 Plan is payable in cash, unless the Board or Committee permits other forms of payment to be specified in the option agreement. Such forms of payment may include:

    o Shares which have already been owned by the optionee for more than 6 months, valued at their fair market value on the date when the new shares are purchased.

    o The delivery to a broker approved by Bancorp of irrevocable instructions to sell shares and to deliver all or part of the sales proceeds to Bancorp in payment of all or part of the exercise price and any withholding taxes.

    o The delivery to a broker or lender approved by Bancorp of irrevocable instructions to pledge shares as security for a loan, and to deliver all or part of the loan proceeds to Bancorp in payment of all or part of the exercise price and any withholding taxes.

         Adjustments Upon Changes In Shares

         If:

    o    The outstanding shares of Bancorp are subdivided; or

    o Bancorp declares a dividend payable in stock, or in a form other than stock in an amount that has a material effect on the value of common stock; or

    o The outstanding shares of common stock are combined or consolidated (by reclassification or otherwise) into a lesser number of shares; or

    o    Bancorp is recapitalized; or

    o    Bancorp distributes assets in a spin-off or a similar occurrence,

the Committee must then appropriately adjust one or more of:

    o    The number of shares available for future grants;

    o    The total number of shares available for issuance;

    o    The number of shares covered by each outstanding option; or

    o    The exercise price of each outstanding option.

         The purpose of such adjustments is to maintain the proportionate interests of optionees (including future optionees) in Bancorp as it existed before the event requiring adjustment. Bancorp must make all such adjustments without change in the total price of unexercised options and with a corresponding adjustment in the option price per share.

         If Bancorp is sold, liquidated, merged or reorganized:

    o Options will be treated in accordance with the agreement of merger or reorganization. For example, and subject to the "change in control" provisions described above, that agreement may provide, without the consent of optionees, for:

         o The assumption of options by the surviving corporation or its parent.

         o The continuation of options by Bancorp if Bancorp is a surviving corporation.

         o Payment of a cash settlement per share equal to the difference between the amount to be paid for one share under the agreement and the exercise price of each option; or

         o Acceleration of the vesting of options followed by their cancellation if not exercised. Any such cancellation may not occur, however, until after the acceleration is effective and optionees have been notified and have had reasonable opportunity to exercise their options.

         Termination and Transfer of Options

         If an optionee's employment (including service as a director) terminates:

    o For any reason other than death, disability or cause, outstanding options may be exercised no later than three (3) months after the date of termination and only to the extent they were exercisable on the date of termination, provided that the date of exercise is prior to expiration of the term of the option.

    o By death or disability, the optionee or his or her representative or estate has the right, for a period of twelve (12) months following the date of death or disability, to exercise the option to the extent it was exercisable on the date of death or disability.

    o For cause, any options under the 1997 Plan will terminate on the thirtieth day after the date of termination; termination occurs when Bancorp sends notice of termination to the optionee.

         Acts which may result in termination for cause include, but are not limited to:

    o    Acts of embezzlement, fraud, dishonesty, or breach of fiduciary duty.

    o Deliberate disregard of rules resulting in loss, damage or injury to Bancorp or the Bank.

    o    Unauthorized disclosure of Bancorp secrets or confidential information.

    o Inducing any client or customer to break any contract with Bancorp or the Bank or inducing any principal for whom Bancorp or the Bank acts as agent to terminate such agency relations.

    o Engaging in any conduct which constitutes unfair competition with Bancorp or the Bank.

    o    Removal from office by any bank regulatory agency.

    o Removal from the Board of Directors of the Bank pursuant to section 302 or 304 of the California Corporations Code, covering cases in which the director has been declared of unsound mind, convicted of a felony or removed by shareholder suit for fraudulent or dishonest acts or gross abuse of discretion.

         Options are not transferable except by will, by the laws of descent and distribution, by transfer to an inter vivos or testamentary trust pursuant to which the options are to be transferred to beneficiaries on death, or by gift to "immediate family" as defined. The transfer of ISOs during the lifetime of the optionee disqualifies the options from ISO treatment under law.

         Termination and Amendment of the Plan. The Board may amend, suspend or terminate the 1997 Plan at any time and for any reason. Amendment of the Plan need not be approved by the shareholders of Bancorp unless required by law or regulation. If not previously terminated by the Board, the 1997 Plan will terminate May 8, 2007.

         Federal Income Tax Consequences. The following discussion is only a summary of the principal federal income tax consequences of the options and rights granted under the 1997 Plan, and is based on existing federal law (including administrative regulations and rulings) which is subject to change, in some cases retroactively. State and local tax consequences may differ. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences discussed.

         ISOs Optionees do not recognize taxable income when an ISO is granted or exercised, unless the exercise constitutes a "disqualifying disposition" as described below. However, the excess of the fair market value of the common stock at the time when the ISO is exercised over the exercise price must be included in alternative minimum taxable income and may be subject to the alternative minimum tax ("AMT"). For AMT purposes only, the basis of common stock received when an ISO is exercised is increased by the amount of such excess.

         In general, an optionee will recognize taxable income for the year in which he or she sells or otherwise dispose of the shares acquired when the ISO is exercised. For federal tax purposes, dispositions are divided into two categories:

    o A disposition is "qualifying" if it occurs more than two years after the grant date of the option and more than one year after the exercise date.

    o A disposition is "disqualifying" if it fails to satisfy either of these two holding periods.

         If the optionee exercises an ISO and immediate resells any of the acquired shares, whether in a broker-dealer sale and remittance procedure or otherwise, the resale will be a disqualifying disposition; if the optionee pays for an option exercise with shares which the optionee already owns, the exercise will not be a disqualifying disposition if the shares delivered in payment were acquired by exercise of ISOs and satisfy the holding periods mentioned above. In addition, if the optionee is unable to continue employment as a result of disability which is not total and permanent (as defined by the IRC), the ISO will not qualify as an ISO unless it is exercised within three (3) months of the date of termination (i.e., while the option may be exercised for a period of twelve (12) months after such termination under the 1997 Plan, the exercise more than three (3) months following termination will be a disqualifying disposition which results in the option being taxed as an NSO).

         When an optionee makes a qualifying disposition of ISO shares, he or she will recognize long-term capital gain or loss equal to the difference between the amount realized from the sale of the ISO shares and the exercise price, except that, for AMT purposes, the gain or loss would be the difference between the amount realized from the sale of the shares and the optionee's basis in the shares increased as described above.

         If an optionee makes a disqualifying disposition of ISO shares, he or she will generally recognize ordinary income per share equal to the lesser of the difference between the exercise price and either (i) the fair market value of Bancorp common stock on the date of exercise, or (ii) the amount realized from the disqualifying disposition. Any additional gain recognized will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss.

         If the optionee makes a disqualifying disposition, Bancorp will be entitled to an income tax deduction for the tax year in which the disposition occurs equal to the amount recognized by the optionee as ordinary income. In no other instance will Bancorp be allowed a deduction with respect to an optionee's disposition of ISO shares.

         NSOs Optionees do not recognize taxable income when an NSO is granted, but in general recognize ordinary income for the year in which the option is exercised, equal to the excess of the fair market value of the NSO shares on the date of exercise over the exercise price. If the optionee is an employee, he or she also will be required to satisfy applicable income tax withholding requirements when the NSO is exercised. Bancorp is entitled to a business expense deduction equal to the amount of ordinary income recognized when an optionee exercises an NSO. Generally the deduction will be allowed for the tax year in which the optionee recognizes ordinary income.

         When an optionee resells NSO shares, he or she will generally recognize either:

    o Capital gain, if the amount realized is more than the exercise price plus the difference between the exercise price and fair market value on the date of exercise; or

    o Capital loss, if the amount realized is less than the exercise price plus the difference between the exercise price and fair market value on the date of exercise.

Benefits Under the 1997 Plan

         Benefits under the 1997 Plan are awarded in the discretion of the Board of Directors, which has no present intention to grant any additional awards under the 1997 Plan. Hence, future benefits under the 1997 Plan are not determinable. Awards made under the 1997 Plan during 2002 to executive officers individually and as a group, to non-executive directors, and to non-executive employees are set forth in the table below:

==================================================================================================================
               Name and Position                          Dollar Value(1)                 Number of Shares
==================================================================================================================
Steven A. Rosso, Chief Executive Officer                        -0-                             -0-
------------------------------------------------------------------------------------------------------------------
Gary. A. Stewart, Chief Credit Officer                        $ 5,000                          2,500
------------------------------------------------------------------------------------------------------------------
Carmela D. Johnson, Chief Financial Officer                   $ 5,000                          2,500
------------------------------------------------------------------------------------------------------------------
All Named Executive Officers as a Group                       $10,000                          5,000
------------------------------------------------------------------------------------------------------------------
Non-Executive Directors                                         -0-                             -0-
------------------------------------------------------------------------------------------------------------------
Non-Executive Employees as a Group                            $38,000                          20,000
==================================================================================================================

(1) Represents the dollar value as of the Record Date of the number of shares of common stock, whether or not currently exercisable, covered by options granted during 2002, less the exercise price.

         THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 AND WILL VOTE ALL PROXIES HELD BY IT "FOR" PROPOSAL NO. 2, UNLESS A SHAREHOLDER DIRECTS OTHERWISE.

         Approval of the 1997 Plan requires the affirmative vote of a majority of the shares present or represented at the Meeting (provided a quorum is present).

                                 PROPOSAL THREE:
       APPROVAL OF INCREASE OF SHARES RESERVED FOR 1997 STOCK OPTION PLAN

         In May of 2001, the Board of Directors of the Bank, acting pursuant to their authority under the Bank's 1997 Stock Option Plan and regulations of the California Superintendent of Banks, increased the number of shares issuable upon exercise of options granted under the 1997 Plan to 219,390 shares. Due to the Grant and exercise of options in previous years, however, there are currently available for the grant of future options a total of only 41,509 shares. In addition, there are outstanding options for a combined total of 67,059 shares under the 1997 plan and the 1987 plan.

         Both the 1987 and 1997 Stock Option Plans were assumed by Pacific State Bancorp when the Bank was reorganized as its subsidiary during 2002, and the issuance of Bancorp shares under the 1997 Plan is now subject to regulation by the California Department of Corporations (the "DOC"). Under DOC regulations, the total number of shares which may be issued under all stock plans of Bancorp may not at any one time exceed thirty percent of the total number of Bancorp shares outstanding. As of the date of this proxy statement, there were outstanding 838,360 shares of Bancorp common stock. Under the DOC regulation, therefore, a total number of 251,508 shares may be reserved currently for the 1997 and 1987 Plans.

         Although options to purchase 12,499 shares of Bancorp common stock remain outstanding under the 1987 plan as of the record date, all of these options were granted prior to the adoption of the 1997 Plan, and granting of additional options under the 1987 Plan has not been permitted since adoption of the 1997 Plan. Bancorp proposes to increase the number of shares available for grants under the 1997 Plan to _________shares. This will have the effect of making it possible to grant options under the 1997 for ________shares in addition to the outstanding options for ____________shares, and will thus increase the pool of shares available for future grants by _________ shares over the _________shares currently available.

         The Board of Directors, in approving this increase of shares, believes the increase is necessary in order for the 1997 Plan to continue to be a viable resource for providing incentive to Bancorp employees, consultants and directors during the remaining term of the 1997 Plan, which expires in 2007. The Board of Directors has not taken any action as of the date of this Proxy Statement which would commit it to grant future options under the 1997 Plan to any particular person.

         THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL NO 3 AND WILL VOTE ALL PROXIES HELD BY IT "FOR" PROPOSAL NO. 3, UNLESS A SHAREHOLDER DIRECTS OTHERWISE.

         Approval of the proposal requires the affirmative vote of a majority of the shares present or represented at the Meeting (provided a quorum is present).

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Perry-Smith LLP ("Perry-Smith"), certified public accountants, serves Bancorp as its auditors at the direction of the board of directors and Audit Committee of Bancorp. It is anticipated that a representative of Perry-Smith will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

         During 2002, Bancorp paid Perry-Smith $41,500 in fees for non-audit services, including tax advice and preparation. This amount represented approximately 36.4% of the total fees paid to Perry-Smith during the period.

Before each professional service provided by Perry-Smith was rendered to Bancorp, such service was approved by, and its effect upon Perry-Smith's independence was considered by, the Audit Committee.

                              SHAREHOLDER PROPOSALS

         Next year's Annual Meeting of Shareholders of Bancorp is scheduled be held on May 10, 2004. Any shareholder desiring to submit a proposal for action at the 2004 Annual Meeting of Shareholders which is desired to be presented in Bancorp's Proxy Statement with respect to such meeting, should mail such proposal by certified mail, return receipt requested, to Pacific State Bancorp, 1889 W. March Lane, Stockton, California 95207, Attention: Dr. Harold Hand, Chairman of the Board. All such proposals must be received by Bancorp not later than January 10, 2004. Management of Bancorp will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before the deadline. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, and regulations adopted thereunder.

                                  OTHER MATTERS

         Management is not aware of any other matters to come before the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in this enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.

Stockton, California

April 7, 2003                                              PACIFIC STATE BANCORP

         A COPY OF BANCORP'S ANNUAL REPORT ON FORM 10-K WILL BE MAILED FREE OF CHARGE TO ANY SHAREHOLDER UPON REQUEST. REQUESTS MAY BE MADE BY TELEPHONE AT
(209) 870-3200 OR BY LETTER ADDRESSED TO PACIFIC STATE BANCORP, 1889 W. MARCH LANE, STOCKTON, CALIFORNIA 95207.

                                   APPENDIX A

u
                  PACIFIC STATE BANCORP 1997 STOCK OPTION PLAN

1.   PURPOSE.
     -------

         The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the grant of Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

2.   DEFINITIONS.
     -----------

         (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

         (b) "Change in Control" shall mean the occurrence of either of the following events:

              (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                    A. Had been directors of the Company 24 months prior to such change; or

                    B. Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

              (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities. For purposes of this Paragraph (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

         (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a), or in the absence of such a committee, the Board of Directors.

         (e) "Company" shall mean Pacific State Bancorp, a California corporation.

         (f)  "Employee" shall mean:

              (i) Any individual who is a common-law employee of the Company or of a Subsidiary;

              (ii)  A member of the Board of Directors; and

              (iii) An independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an independent contractor or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in Section 4(a).

         (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

         (i) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

              (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

              (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

              (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

              (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

         (j)  "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

         (k) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

         (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

         (m)  "Optionee" shall mean an individual who holds an Option.

         (n) "Plan" shall mean this Pacific State Bancorp 1997 Stock Option Plan, as it may be amended from time to time.

         (o)  "Service" shall mean service as an Employee.

         (p) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

         (q)  "Stock" shall mean the Common Stock of the Company.

         (r) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         (s) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         (t)  "Substitute Option" shall mean an option described in Section
6(j).

3.   ADMINISTRATION.
     --------------

         (a) Committee Membership. The Board of Directors shall have the authority to administer the Plan but may delegate its administrative powers under the Plan, in whole or in part, to one or more committees of the Board of Directors. With respect to the participation of Employees who are subject to
Section 16 of the Exchange Act, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission Rule 16b-3 under the Exchange Act. With respect to the participation of Employees who may be considered "covered employees" under Section 162(m) of the Code, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service for plans intended to qualify for an exemption under Section 162(m)(4)(C) of the Code. If the committee members meet both such qualifications, then one committee may administer the Plan both with respect to Employees who are subject to Section 16 of the Exchange Act or who are considered to be "covered employees" under Section 162(m) of the Code.

         The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who do not meet such qualifications. Such committee may administer the Plan with respect to Employees who are not officers of the Company or members of the Board of Directors, may grant Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

         (b) Committee Procedures. The Board of Directors shall designate one of the members of any Committee appointed under paragraph (a) as chairman. Any such Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

         (c) Committee Responsibilities. Subject to the provisions of the Plan, any such Committee shall have full authority and discretion to take the following actions:

              (i)    To interpret the Plan and to apply its provisions;

              (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

              (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

              (iv)   To determine when Options are to be granted under the Plan;

              (v)    To select the Optionees;

              (vi) To determine the number of Shares to be made subject to each Option;

              (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

              (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

              (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

              (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

4.   ELIGIBILITY.
     -----------

         (a) General Rules. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

         (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an Option unless:

              (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

              (ii) Such Option, if it is an ISO, by its terms is not exercisable after the expiration of five years from the date of grant.

         (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

         (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

5.   STOCK SUBJECT TO PLAN.
     ---------------------

         (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. The aggregate number of Shares which is issued under the Plan upon exercise of Options shall not exceed 219,390 Shares less the number of Shares required for issuance pursuant to exercise of options outstanding under the Company's 1987 Stock Option Plan (the "Prior Plan") as of the effective date of the Plan (the "Effective Date"), provided that at no time shall the total number of securities issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Rule 260.140.45 of the Commissioner of Corporations, based on the securities of the Company which are outstanding at the time the calculation is made. The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

         (b) Additional Shares. In the event that any outstanding option granted under this Plan, including Substitute Options, or the Prior Plan, for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan.

6.   TERMS AND CONDITIONS OF OPTIONS.
     -------------------------------

         (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. Options granted to any Optionee in a single calendar year shall in no event cover more than 10,000 Shares, subject to adjustment in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

         (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) with respect to ISO's and Section 6(j) with respect to Substitute Options. The Exercise Price shall be payable in a form described in Section 7.

         (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

         (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion; provided however, that:

              (i) The right to exercise shall vest at a rate of at least 20% per year over five years from the date the Option is granted, subject to continued employment during the term of the Option.

              (ii) Each Stock Option Agreement shall provide for immediate exercisability of the entire Option in the event of a Change in Control.

              (iii) In the event that an Optionee's Service terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Optionee's Stock Option Agreement.

         (f) Term. Each Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. In the event that the Optionee's Service terminates:

              (i) As a result of such Optionee's death or disability, the term of the Option shall expire twelve months (or such other period of not less than six months specified in the Optionee's Stock Option Agreement) after such death or disability but not later than the original expiration date specified in the Stock Option Agreement.

              (ii) As a result of termination by the Company for cause, the term of the Option shall expire thirty days after the Company's notice or advice of such termination is dispatched to Employee, but not later than the original expiration date specified in the Stock Option Agreement. For purposes of this Paragraph (ii), "cause" shall mean an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or the deliberate disregard of rules of the Company which results in loss, damage or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion determine to constitute good cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Subsidiaries of the Company.

              (iii) As a result of termination for any reason other than disability, death or cause, the term of the Option shall expire three months (or such other period specified in the Optionee's Stock Option Agreement) after such termination, but not later than the original expiration date specified in the Stock Option Agreement.

         (g) Transferability. Options shall be nontransferable except by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to "immediate family" as that term is defined in 17 CFR 240.16a-1(e). In addition, the transfer of ISOs shall be subject to section 422 of the Internal Revenue Code.

         (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8.

         (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

         (j) Substitute Options If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock which options are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Surrendered Options. The Exercise Price may be determined without regard to Section 6(c); provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be ISO's, in compliance with Section 424(a) of the
Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

7.   PAYMENT FOR SHARES.
     ------------------

         (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

              (i) ISOs. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below.

              (ii) Nonstatutory Options. In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), or (d) below.

         (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

         (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8.   ADJUSTMENT OF SHARES.
     --------------------

         (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of:

              (i) The number of Shares available under Section 5 for future grants;

              (ii)  The limit set forth in Section 6(b);

              (iii) The number of Shares covered by each outstanding Option; or

              (iv)  The Exercise Price under each outstanding Option.

         (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Subject to the provisions of Section 6(e)(i), such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration and have had reasonable opportunity to exercise their Options.

9.   SECURITIES LAWS.
     ---------------

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

10.  NO RETENTION RIGHTS.
     -------------------

         Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee or consultant of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

11.  DURATION AND AMENDMENTS; ADOPTION AND SHAREHOLDER APPROVAL.
     ----------------------------------------------------------

         (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of the date the Plan is approved by the shareholders of the Company in the manner required by applicable law or regulation (the "Effective Date"). The Plan, if not extended, shall terminate automatically ten years after the Effective Date, except that any ISO's granted under the Plan must be granted by March 20, 2007, ten years after the Plan was adopted by the Board of Directors. It may be terminated on any earlier date pursuant to Subsection (b) below.

         (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

         (d) Adoption and Shareholder Approval. This Plan was adopted by the Company effective June 24, 2002, and shall be submitted to the Company's shareholders for their approval on or before twelve months after such date. Unless such approval is obtained, options exercised prior to obtaining shareholder approval shall be rescinded. In determining whether such approval has been obtained, shares acquired by exercise of such options shall not be counted.

12.  ANNUAL FINANCIAL STATEMENTS.
     ---------------------------

         The Company shall provide to all Optionees under the Plan annual financial statements of the Company in the form provided to shareholders of the Company.

                                                                 REVOCABLE PROXY

                              PACIFIC STATE BANCORP
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 2004

     The undersigned holder of Common Stock, revoking any Proxy heretofore given, hereby constitutes and appoints Steven A. Rosso and Steven J. Kikuchi and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of Pacific State Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Pacific State Bancorp, to be held Thursday, May 13, 2004, at 6 South El Dorado Street, Stockton, California, at 4:30 p.m. or at any adjournments thereof, upon the following items and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any postponements or adjournments thereof.

           THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF
               DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

  ----------------------------------------------------------------------------
 |  Address Change/Comments (Mark the corresponding box on the reverse side)  |
 |----------------------------------------------------------------------------|
 |                                                                            |
 |                                                                            |
 |                                                                            |
 |                                                                            |
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

THE PROXY, WHEN PROPERLY EXECUTED, WILL BE                  Please       ------
VOTED AS DIRECTED BY THE SHAREHOLDER. UNLESS                Mark Here   |      |
OTHERWISE DIRECTED BY THE SHAREHOLDER, THIS                 for Address |      |
PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:              Change or    ------
                                                            Comments
                                                            SEE REVERSE SIDE


1.  To elect as Directors the nominees set forth below.

    INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

    01  Michael L. Dalton      FOR ALL nominees listed to     WITHHOLD AUTHORITY
    02  Maxwell M. Freeman     the left (except as marked       to vote for all
    03  Harold Hand              to the contrary below).        nominees listed.
    04  Patricia Ann Hatton
    05  Steven J. Kikuchi                ------                      ------
    06  Yosh Mataga                     |      |                    |      |
    07  Steven A. Rosso                 |      |                    |      |
    08  Gary A. Stewart                  ------                      ------
    09  Kathleen Verner
    10  Philip B. Wallace

2. In their discretion, to transact such other busines as may properly come before the meeting.


      THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS
                   AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


               ------               ------
    I/we do   |      |  or do not  |      |   expect to attend this meeting.
              |      |             |      |
               ------               ------


          Dated:________________________________________________, 2004

          ____________________________________________________________
                                SHAREHOLDER(S)

          ____________________________________________________________
                           Number of Common Shares

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.



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